                                                    DAVIS INTERNATIONAL
                                                     TOTAL RETURN FUND


                                                         ANNUAL REPORT
                                                    SEPTEMBER 30, 1997




















                                                  DAVIS
                                                  FUNDS

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

-------------------------------------------------------------------------------

THE YEAR IN REVIEW
Focused on building long-term wealth. The Davis International Total Return Fund seeks to build wealth for shareholders over time by investing in a carefully selected portfolio of high-quality, non-U.S. companies that offer the potential for above-average growth. We believe most international stock markets remain attractive today. Over the past year, your Fund has completely restructured its portfolio--eliminating almost all investments in Southeast Asia and accumulating holdings in Europe and Latin America to position the portfolio for strong returns going forward.

Fiscal year results. For the fiscal year ending September 30, 1997, the Fund generated a total return of 2.71% on Class A shares at net asset value(1). This compares with a total return of 12.49% for the Morgan Stanley International EAFE Index over the same time frame.(2) For the nine-month period ending on September 30, 1997, the Fund's Class A shares provided a total return of 7.77% at net asset value(1) versus a return of 10.65% for the EAFE Index.

The Fund's performance has lagged because of an overconcentration of investments in Southeast Asia, which had performed strongly for many years. However, currency and stock markets in the region have been rocked by turmoil, particularly following the devaluation of the Thai baht in early July, soon followed by the devaluation of the Malaysian ringgit, the Indonesian rupiah and the Philippine peso. It will take time for many of these countries to recover from their current financial and economic difficulties.

AN ALMOST TOTAL SHIFT OUT OF SOUTHEAST ASIA
In the fall of 1996, your Fund began reducing positions in Southeast Asia, which accounted for 76.9% of total assets on September 30, 1996. It has now eliminated all holdings in Thailand, Taiwan, South Korea, Singapore, and Malaysia, as well as in India. By late October 1997, the Fund held positions in only three Southeast Asian markets, with just under 6.5% of assets invested in Hong Kong, less than 1% invested in the Philippines and less than 1% invested in Indonesia.

SUBSTANTIAL NEW INVESTMENTS IN EUROPE AND LATIN AMERICA
Your Fund's portfolio is now concentrated primarily in Western Europe, Scandinavia and Latin America where it has found plentiful opportunities to invest at value prices in substantial, well-managed, blue-chip companies. At the end of September 1997, the Fund had increased exposure to Europe almost two-and-a-half times to 51.5% of total assets, from 21.2% of assets on September 30, 1996. The Fund, which had no holdings in Latin America a year ago, had accumulated shares representing 26.7% of assets on September 30, 1997.

A RESEARCH-DRIVEN, VALUE-ORIENTED APPROACH
We manage the Davis International Total Return Fund according to a disciplined process that emphasizes first-hand fundamental research and maintaining close contact with company management. Our bottom-up, value-oriented investment approach concentrates on identifying individual stocks with outstanding performance potential. We look for high-quality companies with top-notch management, predictable earnings and solid growth prospects whose shares are preferably selling at a price/earnings (P/E) ratio well below the company's growth rate and the average P/E for its industry.

BENEFITING FROM SUSTAINED ECONOMIC RECOVERY IN EUROPE
Western Europe's economic recovery continues, and privatizations, restructurings and mergers remain major investment themes. Gross domestic product (GDP) growth is accelerating in many European countries, which

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

-------------------------------------------------------------------------------
could bode well for the launching of the new Euro currency on January 1, 1999, assuming economic trends remain generally positive as they are today. Looking specifically at 1998, we expect stronger gross domestic product (GDP) growth in smaller markets, such as those in Scandinavia, Southern Europe and Ireland, than in major countries, such as France, Germany and the United Kingdom.

IRELAND. The fastest growing country in Europe next year is expected to be Ireland, where GDP is projected to increase at a rate of 5.8%. Ireland, which has voted to join the European Union, has received substantial loans from The European Commission to modernize the country's infrastructure and that has translated into significant economic growth. To capitalize on that potential, your Fund recently invested in CRH, a well-managed, Irish-based manufacturer of building materials operating in Ireland, the United Kingdom, Germany, the Netherlands, Spain and the United States.

FINLAND. In addition, we have identified several attractive investments in Finland, where GDP is projected to grow at a rate of 3% in 1998--slightly above the average for Europe. The Fund has added shares of several Finnish companies to its portfolio in recent months. These include investments in Asko, a Finnish-based global supplier of plastic pipes, industrial and household products; Nokia, a leading international telecommunications company, which is the world's second largest manufacturer of mobile phones and a major supplier of digital cellular networks; and Raisio, a Finnish company that produces foodstuffs, animal feeds and chemicals for the paper industry.

SWEDEN. Sweden's GDP is also expected to grow at a 3% rate next year. One of the Fund's largest holdings is Incentive, a highly regarded Swedish holding company that is transforming itself into a global medical equipment technology company. Incentive has been a strong performer for your Fund since we first purchased shares in November 1996.

UNITED KINGDOM. In the United Kingdom, your Fund recently invested in GKN, which is a world leader in designing and manufacturing automotive and agritechnical components and aerospace and defense products, as well as in the provision of industrial services. Other first-class U.K. companies that are among your Fund's largest investments are Standard Chartered, one of England's foremost financial institutions and a long-standing holding of the Fund, and Lloyds TSB Group, the biggest and one of the most aggressive banking groups in England with branches in more than 100 countries.

SWITZERLAND. Five Swiss holdings particularly typify our philosophy of investing in leading companies with superior management, strong growth rates and attractive valuations. These companies are Novartis, one of the world's two largest pharmaceutical companies; Roche Holding, another major drug company; Swiss Reinsurance, a leading global reinsurance company; the Swiss-Swedish group ABB Ltd., one of the world's largest heavy electrical equipment manufacturers; and Ciba Specialty Chemicals, a major producer of high-performance specialty chemicals used in a wide range of industry sectors.

CAPITALIZING ON FASTER GROWTH IN LATIN AMERICA
A number of developments bolster the bright outlook for Latin America. All South American countries now have democratic governments. Inflation, which was traditionally the greatest economic ill confronting these countries, has all but disappeared. For example, Brazil, which endured inflation rates in the thousands of percent until the mid-1990s, is projected to have an inflation rate of 5% in 1998. In Argentina, inflation has dropped

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

-------------------------------------------------------------------------------
from around the 80% level in the early 1990s to an anticipated rate of 1.5% in 1998. In addition, economic growth in the region generally remains strong--with GDP forecast to increase 6.3% in Argentina, 7.0% in Chile, and 5.1% in Mexico in 1998.

MEXICO. Because of these favorable trends, your Fund has continued to build holdings in Latin America. A new position recently added in Mexico is Desc, a manufacturer of automotive parts and chemicals that is also involved in real estate and commercial banking services. Other large holdings in Mexico include Grupo Casa Autrey, one of the country's leading distributors of pharmaceutical and consumer products, and Panamerican Beverages, one of the world's largest bottlers of Coca-Cola soft drink products with operations in Mexico, Brazil, Colombia and Costa Rica.

ARGENTINA. In Argentina, your Fund has a large holding in Telefonica de Argentina, one of the country's two major telephone companies with operations in southern Argentina and part of Buenos Aires. The company is noted for its technological savvy and is well on its way to building a modern telephone system in the areas it serves.

BRAZIL. In Brazil, privatization of government-owned companies continues to be an important theme. Two of your Fund's largest holdings are Telebras, the Brazilian telephone company, and Eletrobras, the Brazilian electricity holding company. Both companies are in the process of privatizing their subsidiaries, which should generate huge profits for the parent companies. The Fund also has a large position in Petrobras, the Brazilian oil and gas company.

A STRONG CASE FOR INTERNATIONAL DIVERSIFICATION
Non-U.S. markets account for a growing share of the world's investment opportunities, and many of the world's leading companies are located outside of the U.S. By diversifying a portion of their holdings internationally, investors can better balance their portfolios, potentially reduce overall volatility and take advantage of the above-average growth potential offered by many foreign corporations. Particularly today, we see excellent values in international markets, such as those in Western Europe, Scandinavian and Latin America, which are generally selling at substantially lower price/earnings multiples than the U.S. market.

As always, we believe in maintaining a long-term perspective when investing internationally. While stock prices can fluctuate dramatically over the short term, stocks have historically offered the greatest potential for growth in the long run. By accumulating core holdings in first-class companies around the world, we believe the Fund is well-positioned to provide a relatively conservative approach for investors seeking to diversify U.S. portfolios and build wealth over time.

Sincerely,




/S/ Shelby M.C. Davis                      /s/ Edouard F. Iselin

Shelby M.C. Davis                          Edouard F. Iselin
Chief Investment Officer                   Portfolio Manager


November 11, 1997

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

-------------------------------------------------------------------------------

(1) All performance figures cited in this letter are calculated without considering sales commissions. The average annual total returns for the Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the nine-month and one-year periods ending September 30, 1997 and for the period from February 1, 1995 through September 30, 1997 (life of Class A shares) were 2.65%, (2.17)% and 8.76%, respectively. Average annual returns for the Fund's Class B shares, after subtracting applicable contingent deferred sales charges (see prospectus), for the nine-month and one-year periods ending September 30, 1997 and for the period from February 1, 1995 through September 30, 1997 (life of Class B shares) were 3.01%, (1.02)% and 8.91%, respectively.

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. Direct investments in this index are not permitted.

DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS A SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

-------------------------------------------------------------------------------

Average annual total return for the year ended September 30, 1997 and for the period February 1, 1995 through September 30, 1997 (life of Fund) was (2.17)% and 8.76%, respectively. (This calculation includes an initial sales charge of 4 3/4%.)

$10,000 INVESTED OVER THE LIFE OF CLASS A SHARES OF THE FUND. Let's say you invested $10,000 in Class A shares of Davis International Total Return Fund on February 1, 1995 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by September 30, 1997 the value of your investment would have grown to $12,505 - a 25.05% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]


                                                            2/1/95     9/30/95     9/30/96     9/30/97
                                                            ------     -------     -------     -------
Davis International Total Return Fund - Class A shares      $9,525     $11,285     $12,174     $12,505
Europe Australia Far East Index                            $10,000     $11,138     $12,134     $13,649


Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS B SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

-------------------------------------------------------------------------------

Average annual total return for the year ended September 30, 1997 and for the period February 1, 1995 through September 30, 1997 (life of Fund) was (1.02)% and 8.91%, respectively. (This calculation includes applicable contingent deferred sales charges.)

$10,000 INVESTED OVER THE LIFE OF CLASS B SHARES OF THE FUND. Let's say you invested $10,000 in Class B shares of Davis International Total Return Fund on February 1, 1995 (inception of Fund). As the chart shows, by September 30, 1997 the value of your investment, after deducting any applicable contingent deferred sales charge, would have grown to $12,551 - a 25.51% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                                                            2/1/95     9/30/95     9/30/96     9/30/97
                                                            ------     -------     -------     -------
Davis International Total Return Fund - Class B shares     $10,000     $11,790     $12,627     $12,551
Europe Australia Far East Index                            $10,000     $11,138     $12,134     $13,649


Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1997

-------------------------------------------------------------------------------


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

Portoflio Makeup (% of Fund Assets)          Sector Weightings (% of Portfolio)
-----------------------------------          ----------------------------------
Common Stocks                 91.1%          Food/Beverage                 7.5%
Preferred Stocks              4.4%           Other                         8.9%
Cash & Eqivalents             4.5%           Holding Company               4.6%
                                             Retail                        4.5%
                                             Banking                       8.7%
                                             Utilities                    11.5%
                                             Finance                       3.1%
                                             Diversified Finnancial
                                               Services                   17.3%
                                             Insurance                     3.8%
                                             Telecommunications           11.4%
                                             Manufacturing                 3.1%
                                             Pharmaceuticals              15.6%


TOP 10 HOLDINGS                                            SECTOR                            % OF FUND ASSETS
-------------------------------------------------------------------------------------------------------------
Novartis Ltd., Registered                                  Pharmaceuticals                      9.90%
Hutchison Whampoa Ltd.                                     Diversified                          6.15%
Centrais Eletricas Brasileiras SA, ADR (ELETROBRAS)        Utilities                            4.10%
Panamerican Beverages Inc.-A                               Food & Beverage                      4.07%
Telecomunicacoes Brasileiras SA, ADR (TELEBRAS)            Telecommunications                   4.02%
Incentive AB-B                                             Holding Company                      3.98%
ENI SpA                                                    Utilities                            3.93%
Standard Chartered PLC                                     Banking                              3.13%
Swiss Reinsurance Co., Registered                          Insurance                            3.12%
Lloyds TSB Group                                           Finance                              3.07%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

--------------------------------------------------------------------------------------------------------------
NEW POSITIONS ADDED (10/1/96-9/30/97)
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 0.99% OF 9/30/97 TOTAL NET
ASSETS.)
                                                                                   DATE OF 1ST         % OF 9/30/97
SECURITY                                                   SECTOR                    PURCHASE           FUND ASSETS
-------------------------------------------------------------------------------------------------------------------
AMMB Holdings Bhd.                                        Banking                      1/14/97              -
Arab Malaysian Merchant Bank  (warrants)                  Banking                      1/14/97              -
Asko Oy                                                   Diversified                  9/22/97             1.13%
Bank of the Philippine Islands Corp.                      Banking                     10/28/96              -
Beijing North Star Co. Ltd.                               Real Estate                   5/9/97              -
CCM Bioscience Bhd.                                       Consumer Products             7/7/97              -
China Resources Enterprises LTD.                          Manufacturing                12/4/96              -
Cho Hung Bank Co. Ltd.                                    Banking                      10/1/96              -
Ciba Speciality Chemicals Ltd., Registered                Pharmaceuticals              3/12/97             0.93%
CRH PLC                                                   Diversified                  9/22/97             2.60%
Dah Sing Financial Group Ltd.                             Finance                     11/15/96              -
Disco SA, ADR                                             Food & Beverage               5/7/97             1.92%
Centrais Eletricas Brasileiras SA, ADR (ELETROBRAS)       Utilities                     1/8/97             4.10%
ENI SpA                                                   Utilities                   10/28/96             3.93%
Equitable Banking Corp.                                   Banking                      3/10/97              -
GKN PLC                                                   Automotive                   9/22/97             2.38%
Groupe AB SA, ADR                                         Broadcast Services          12/12/96              -
Grupo Casa Autrey SA de CV, ADR                           Retail                       3/19/97             2.38%
Halifax PLC                                               Banking                       6/2/97              -
Henderson Land Development Co. LTD                        Real Estate                  11/7/96              -
PT Hero Supermarket                                       Retail                       2/24/97              -
HKR International Ltd.                                    Real Estate                  7/22/97             1.97%
HSBC Holdings PLC                                         Banking                      6/27/97             2.09%
Hyundai Motor Co. Ltd.                                    Automotive                   10/1/96              -
Incentive AB-A                                            Holding Company              8/12/97             0.40%
Incentive AB-B                                            Holding Company              11/4/96             3.98%
Jiangsu Expressway                                        Real Estate                  6/24/97              -
Korean Airlines, Inc.                                     Aviation                     10/1/96              -
Lloyds TSB Group                                          Finance                      9/22/97             3.07%
Nam Fong International Holdings Ltd.                      Real Estate                  12/4/96              -
Nokia Oyj-A                                               Telecommunications           9/24/97             1.39%
Norwich Union PLC                                         Banking                      6/16/97              -
Novartis Ltd., Registered                                 Pharmaceuticals             12/17/96             9.90%
Panamerican Beverages Inc.-A                              Food & Beverage              4/29/97             4.07%
Peregrine Derivatives Utilities (expiring 3/30/98)        Diversified                  7/22/97             0.81%
Petroleo Brasileiro SA, (PETROBRAS) Pfd                   Utilities                    6/26/97             2.96%
Raisio Yhtyma Oy                                          Food & Beverage              9/22/97             1.19%
Repco Holdings BHD                                        Retail                        4/9/97              -
Roche Holding Ltd., Non-voting equity                     Pharmaceuticals              2/17/97             1.38%
Ryanair Holdings PLC                                      Aviation                     5/29/97             0.22%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

-------------------------------------------------------------------------------------------------------------
NEW POSITIONS ADDED (10/1/96-9/30/97) - CONTINUED
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 0.99% OF 9/30/97 TOTAL NET
ASSETS.)
                                                                                   DATE OF 1ST         % OF 9/30/97
SECURITY                                                   SECTOR                    PURCHASE           FUND ASSETS
-------------------------------------------------------------------------------------------------------------------
Sanofi Sa                                                 Pharmaceuticals               6/6/97              -
Santa Isabel SA, ADR                                      Retail                       3/19/97             1.94%
Shinhan Bank                                              Banking                     10/15/96              -
Skandia Forsakrings AB                                    Insurance                    9/25/97             0.47%
Sociedad de Fomento Industrial SA de CV, ADR (DES)        Diversified                  9/23/97             2.61%
Stet, Societa Finanziera Telefonica Spa                   Telecommunications           7/16/97              -
Swiss Reinsurance Co., Registered                         Insurance                     1/8/97             3.12%
Telecomunicacoes Brasileiras SA, ADR (TELEBRAS)           Telecommunications            1/9/97             4.02%
Telecom Italia SpA                                        Telecommunications           7/28/97             2.77%
Telefonica de Argentina SA, ADR                           Telecommunications            5/7/97             2.67%
Wharf (Holdings) Ltd.                                     Real Estate                   8/7/97              -
Wheelock & Co. Ltd.                                       Real Estate                  1/17/97              -

POSITIONS CLOSED (10/1/96-9/30/97) (GAINS OR LOSSES GREATER THAN $250,000 ARE
HIGHLIGHTED.)

                                                                                   DATE OF FINAL
SECURITY                                                   SECTOR                       SALE            GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Acer Inc., GDR                                            Computer Products           11/14/96            (369,500)
AMMB Holdings Bhd.                                        Banking                      7/16/97            (325,133)
PT Astra International                                    Automotive                    8/5/97             839,582
Bank of Ayudhya Public Co. Ltd.                           Banking                     12/17/96            (371,010)
Bank of East Asia Ltd.                                    Banking                     10/31/96             284,663
Bank of the Philippine Islands Corp.                      Banking                       5/9/97             (30,919)
Beijing North Star Co. Ltd.                               Real Estate                  5/14/97             197,345
BSES Ltd., GDR                                            Utilities                    2/26/97             509,500
CCM Bioscience Bhd.                                       Consumer Products             8/7/97                 981
Centennial City Inc.                                      Property Development         6/24/97            (861,283)
Chemical Company of Malaysia Bhd.                         Chemicals                    7/23/97             (16,935)
Chemical Company of Malaysia Bhd. (expiring 11/07/00)     Chemicals                     8/7/97              19,612
China Resources Enterprises LTD.                          Manufacturing                12/9/96             127,710
Cho Hung Bank Co. Ltd.                                    Banking                       5/9/97            (465,108)
Ciba - Geigy Ltd., Registered                             Pharmaceuticals             12/17/96                -
Clarins SA                                                Consumer Products             6/5/97             (84,973)
Crompton Greaves Ltd., GDR                                Manufacturing                2/24/97          (1,019,600)
Dah Sing Financial Group Ltd.                             Finance                      9/25/97              10,125
DCB Holdings Bhd.                                         Banking                     12/17/96              23,473
Empire East Land Holdings Inc.                            Property Development         2/11/97            (104,108)
Equitable Banking Corp.                                   Banking                      4/10/97              (8,609)
Groupe AB SA, ADR                                         Broadcast Services          12/19/96            (114,014)
Halifax PLC                                               Banking                      7/16/97              89,753
Henderson Land Development Co. LTD                        Real Estate                  12/6/96              91,015

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

--------------------------------------------------------------------------------------------------------------
POSITIONS CLOSED (10/1/96-9/30/97) - CONTINUED (GAINS OR LOSSES GREATER THAN
$250,000 ARE HIGHLIGHTED.)

                                                                                   DATE OF FINAL
SECURITY                                                   SECTOR                       SALE            GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
PT Hero Supermarket                                       Retail                        9/5/97            (568,240)
Hong Kong Land Holdings Ltd.                              Real Estate                   8/5/97             287,580
HSBC Holdings PLC (Robert Fleming warrants
              expiring 6/27/97)                           Banking                      6/27/97           1,264,806
Hutchison Whampoa Ltd. (Robert Fleming warrants
              expiring 9/26/97)                           Diversified                  9/25/97                -
Hyundai Motor Co. Ltd.                                    Automotive                   3/25/97             (27,412)
Jasmine International Public Co. Ltd.                     Telecommunications           3/21/97            (440,229)
JG Summit Inc. B                                          Diversified                 11/20/96            (427,782)
Jiangsu Expressway                                        Real Estate                  6/27/97                (712)
Jurong Shipyard Ltd.                                      Shipping                    10/25/96            (145,138)
Korea Electric Power Corp.                                Utilities                    5/13/97            (216,523)
Korean Airlines, Inc.                                     Aviation                    12/17/96             (76,604)
Krung Thai Bank Public Co. Ltd.                           Banking                      3/21/97          (1,217,440)
Kumpulan Jetson Bhd.                                      Building Materials           6/27/97            (217,520)
Malaysia British Assurance Bhd.                           Insurance                     2/4/97              28,393
Nam Fong International Holdings Ltd.                      Real Estate                  12/9/96              80,350
National Petrochemical Public Co. Ltd.                    Chemicals                    3/24/97            (272,431)
Norwich Union PLC                                         Banking                      7/16/97              64,926
Pilipino Telephone Corp.                                  Telecommunications           1/31/97            (474,151)
Repco Holdings BHD                                        Retail                       5/19/97             (47,085)
Samsung Fire & Marine Insurance Inc.                      Insurance                     5/9/97            (175,767)
Sandoz Ltd., Registered                                   Pharmaceuticals             12/17/96                -
Sanofi Sa                                                 Pharmaceuticals              9/18/97              55,621
Securities One Public Co. Ltd.                            Finance                     12/19/96          (1,057,922)
Seoul City Gas Co. Ltd                                    Utilities                   12/11/96            (178,440)
Shinhan Bank                                              Banking                      3/21/97             (17,552)
Solid Group Inc.                                          Retail                       10/4/96             (76,163)
Stet, Societa Finanziera Telefonica Spa                   Telecommunications           7/28/97              (1,246)
Swire Pacific Ltd. - A                                    Aviation                      8/6/97              72,105
United Communication Industry Public Co. Ltd.             Telecommunications          10/24/96            (138,566)
United Overseas Land Ltd. (warrants expiring 06/09/97)    Real Estate                 10/25/96            (133,486)
Wharf (Holdings) Ltd.                                     Retail                       9/24/97             (97,767)
Wheelock & Co. Ltd.                                       Real Estate                   5/7/97            (243,552)
YTL Corp. Bhd.                                            Utilities                   10/31/96              20,308

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At September 30, 1997

--------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
COMMON STOCKS - (90.32%)                                                                           ----------
                  ARGENTINA - (4.58%)
        20,000    Disco SA, ADR .............................................................  $       920,000
        35,000    Telefonica de Argentina SA, ADR............................................        1,281,875
                                                                                               ---------------
                                                                                                     2,201,875
                                                                                               ---------------
                  BELGIUM - (2.78%)
       100,000    Xeikon NV, ADR (c).........................................................        1,334,375
                                                                                               ---------------
                  BRAZIL - (8.12%)
        70,000    Centrais Eletricas Brasileiras SA, ADR (ELETROBRAS) Preference B...........        1,968,750
        15,000    Telecomunicacoes Brasileiras SA, ADR (TELEBRAS)............................        1,931,250
                                                                                               ---------------
                                                                                                     3,900,000
                                                                                               ---------------
                  CHILE - (1.94%)
        40,000    Santa Isabel SA, ADR.......................................................          932,500
                                                                                               ---------------
                  FINLAND - (2.32%)
        30,000    Asko Oy....................................................................          544,326
         5,000    Raisio Yhtyma  Oy..........................................................          570,786
                                                                                               ---------------
                                                                                                     1,115,112
                                                                                               ---------------
                  HONG KONG - (10.22%)
       800,000    HKR International Ltd......................................................          945,980
        30,000    HSBC Holdings PLC..........................................................        1,004,135
       300,000    Hutchison Whampoa Ltd......................................................        2,956,190
                                                                                               ---------------
                                                                                                     4,906,305
                                                                                               ---------------
                  INDONESIA - (0.98%)
        50,000    PT Unilever Indonesia......................................................          471,125
                                                                                               ---------------
                  IRELAND - (2.82%)
       110,000    CRH  PLC...................................................................        1,248,720
        18,000    Ryanair Holdings PLC.......................................................          103,564
                                                                                               ---------------
                                                                                                     1,352,284
                                                                                               ---------------
                  ITALY - (6.71%)
       300,000    ENI  SpA...................................................................        1,889,175
       200,000    Telecom Italia SpA.........................................................        1,332,445
                                                                                               ---------------
                                                                                                     3,221,620
                                                                                               ---------------
                  MEXICO - (9.06%)
        30,000    Sociedad de Fomento Industrial  SA de CV, ADR (DESC).......................        1,252,500
        50,000    Grupo Casa Autrey SA de CV, ADR............................................        1,143,750
        50,000    Panamerican Beverages Inc.-A...............................................        1,953,125
                                                                                               ---------------
                                                                                                     4,349,375
                                                                                               ---------------


DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

--------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
COMMON STOCKS - CONTINUED                                                                          ----------
                  PHILIPPINES - (1.38%)
     4,948,000    Davao Union Cement Corp. - B...............................................  $       272,496
       200,000    Far East Bank & Trust Co...................................................          298,551
     2,013,000    Republic Glass Holdings Corp. .............................................           93,357
                                                                                               ---------------
                                                                                                       664,404
                                                                                               ---------------
                  SOUTH KOREA - (2.53%)
        30,000    LG Electronics Inc. .......................................................          590,164
         2,724    Samsung Electronics Co. Ltd................................................          197,974
         7,972    Samsung Electronics Co. Ltd., GDR..........................................          427,100
                                                                                               ---------------
                                                                                                     1,215,238
                                                                                               ---------------
                  SWEDEN - (4.84%)
         2,000    Incentive AB - A...........................................................          190,577
        20,000    Incentive AB - B...........................................................        1,911,038
         5,000    Skandia Forsakrings AB.....................................................          223,394
                                                                                               ---------------
                                                                                                     2,325,009
                                                                                               ---------------
                  SWITZERLAND - (18.39%)
         1,000    ABB Ltd., Bearer...........................................................        1,472,772
         4,600    Ciba Specialty Chemicals Ltd., Registered (b) (c)..........................          444,376
         3,100    Novartis Ltd., Registered..................................................        4,753,163
            75    Roche Holding Ltd., Non-voting equity......................................          665,223
         1,000    Swiss Reinsurance Co., Registered..........................................        1,499,587
                                                                                               ---------------
                                                                                                     8,835,121
                                                                                               ---------------
                  UNITED KINGDOM - (13.65%)
       500,000    British Biotech PLC (c)....................................................        1,281,938
        50,000    GKN PLC....................................................................        1,143,021
       110,000    Lloyds TSB Group...........................................................        1,476,647
       103,539    Royal Bank of Scotland PLC.................................................        1,152,000
       110,000    Standard Chartered PLC.....................................................        1,504,140
                                                                                               ---------------
                                                                                                     6,557,746
                                                                                               ---------------
                        TOTAL COMMON STOCKS (identified cost $38,898,410)...................        43,382,089
                                                                                               ---------------

PREFERRED - (4.35%)
         7,000    Nokia Oyj - A..............................................................          665,476
     5,000,000    Petroleo Brasileiro SA, (Petrobras) Pfd....................................        1,423,942
                                                                                               ---------------
                        TOTAL PREFERRED (identified cost $2,081,963).........................        2,089,418
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997

--------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
 UNITS/PRINCIPAL                                                                                    (NOTE 1)
                                                                                                   ----------
WARRANTS - (0.81%)
    20,000,000    Peregrine Derivatives Utilities (expiring 03/30/98)
                        - (identified cost $731,032).........................................  $    387,700
                                                                                               ------------

RIGHTS - (0.02%)
        45,000    Far East Bank & Trust Co., (expiring 12/01/97) (c)
                        - (identified cost $49,044)..........................................         7,904
                                                                                               ------------

SHORT TERM - (8.46%)
$    4,065,000    State Street Bank and Trust Company Repurchase Agreement ,5.80%,
                     10/01/97, dated 9/30/97, repurchase value of $4,065,655 (collateralized by $4,120,000 par value U.S. Treasury Notes, 5.875%, 02/28/99,
                     market value $4,147,143) - (identified cost $4,065,000).................     4,065,000
                                                                                               ------------




                           TOTAL INVESTMENTS (identified cost $45,825,449) -
                               (103.96%) (a).................................................    49,932,111
                           LIABILITIES LESS OTHER ASSETS - (3.96%)...........................    (1,901,105)
                                                                                               ------------
                           NET ASSETS - 100%.................................................  $ 48,031,006
                                                                                               ============


(a)  Aggregate cost for Federal income tax purposes is $45,825,449.
(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize its current valuation.
(c)  Non income-producing security.


At September 30, 1997, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                  Unrealized appreciation...............................................       $  8,988,879
                  Unrealized depreciation...............................................         (4,882,217)
                                                                                             --------------
                    Net unrealized appreciation........................................        $  4,106,662
                                                                                             ==============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES - At September 30, 1997
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in securities, at value (identified cost - $45,825,449) (Note 1).........   $      49,932,111
     Cash.................................................................................             671,218
     Receivables:
         Investments Sold.................................................................             494,461
         Interest.........................................................................                 655
         Dividends........................................................................             130,872
         Capital stock sold...............................................................              38,464
     Prepaid expenses.....................................................................              32,052
     Due from Advisor.....................................................................              43,191
     Other assets.........................................................................              33,044
                                                                                             -----------------
              Total assets................................................................          51,376,068
                                                                                             -----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................           3,185,574
         Capital stock reacquired.........................................................              42,220
         Accrued expenses.................................................................             107,388
     Other liabilities....................................................................               9,880
                                                                                             -----------------
              Total liabilities...........................................................           3,345,062
                                                                                             -----------------

NET ASSETS ...............................................................................   $      48,031,006
                                                                                             =================

     CLASS A SHARES
         Net assets.......................................................................   $      39,739,996
         Shares outstanding...............................................................           3,492,785
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.38
                                                                                                        ======
         Maximum offering price per share (100/95.25 of $11.38)...........................              $11.95
                                                                                                        ======
     CLASS B SHARES
         Net assets.......................................................................   $       8,230,017
         Shares outstanding...............................................................             738,097
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.15
                                                                                                        ======
     CLASS C SHARES
         Net assets.......................................................................   $          60,993
         Shares outstanding...............................................................               5,366
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.37
                                                                                                        ======

NET ASSETS CONSIST OF:
     Deficit in undistributed net investment income.......................................   $         (12,484)
     Unrealized appreciation on investments and translation of assets and liabilities in
         foreign currencies...............................................................           4,096,493
     Accumulated net realized losses from investments and foreign currency transactions...          (4,506,616)
     Paid-in capital......................................................................          48,453,613
                                                                                             -----------------
              Net assets..................................................................   $      48,031,006
                                                                                             =================


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF OPERATIONS - For the year ended September 30, 1997
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Income:
         Dividends (net of foreign taxes withheld of $88,687).............................   $         742,165
         Interest.........................................................................              56,817
                                                                                             -----------------
              Total Income................................................................             798,982
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $       471,571
         Custodian fees................................................          123,121
         Transfer agent fees...........................................           52,289
         Audit fees....................................................           20,850
         Legal fees....................................................           15,614
         Accounting fees (Note 3)......................................            7,337
         Reports to shareholders.......................................           26,742
         Directors fees and expenses...................................           44,366
         Registration and filing fees .................................           73,305
         Miscellaneous.................................................           24,594
         Distribution plan payments (Note 3)
           Class A.....................................................           57,960
           Class B.....................................................           79,903
           Class C.....................................................               59
                                                                         ---------------
              Total expenses..............................................................             997,711
         Reimbursement of expenses by adviser (Note 3)....................................            (143,100)
         Fee Reduction (Note 7)...........................................................              (3,162)
                                                                                             -----------------
              Net expenses................................................................             851,449
                                                                                             -----------------
                  Net investment income (loss)............................................             (52,467)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

     Net realized gain (loss) from:
         Investment transactions..........................................................         ( 2,866,692)
         Foreign currency transactions....................................................          (1,554,771)
     Net increase (decrease) in unrealized appreciation/depreciation on:
         Investments......................................................................           5,423,142
         Translation of assets and liabilities in foreign currencies......................              (7,260)
                                                                                             -----------------
              Net realized and unrealized gain on investments and foreign currency........             994,419
                                                                                             -----------------

                  Net increase in net assets resulting from operations....................   $         941,952
                                                                                             =================




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------



                                                                                YEAR ENDED           YEAR ENDED
                                                                               SEPTEMBER 30,        SEPTEMBER 30,
                                                                                   1997                 1996
                                                                            -----------------    -----------------
OPERATIONS:

     Net investment income (loss)...................................         $     (52,467)      $    48,882
     Net realized gain (loss) from investments and foreign currency
         transactions...............................................            (4,421,463)        3,932,599
     Increase (decrease) in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies             5,415,882        (1,434,473)
     Foreign taxes on gains on investments..........................                -                (16,733)
                                                                            --------------       -----------
         Net increase  in net assets resulting from
              operations............................................               941,952         2,530,275

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income
         Class A ($0.03 per share)..................................                -                (67,993)
     Realized gains from investment transactions
         Class A ($0.99 and $0.58 per share, respectively)..........            (3,209,934)       (1,314,536)
         Class B ($0.99 and $0.58 per share, respectively)..........              (681,216)         (115,147)

CAPITAL SHARE TRANSACTIONS (NOTE 5).................................             1,151,873        33,366,163
                                                                            --------------       -----------

         Total increase (decrease) in net assets....................            (1,797,325)       34,398,762

NET ASSETS:

     Beginning of period............................................            49,828,331        15,429,569
                                                                             -------------       -----------

     End of period (including undistributed net investment
              income (deficit) of $(12,484) and $39,983 respectively)        $  48,031,006       $49,828,331
                                                                             =============       ===========


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At September 30, 1997

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one series, Davis International Total Return Fund ("Fund"). The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

FOREIGN CURRENCY - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at current exchange rates computed by State Street Bank & Trust Company, the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1997

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required. At September 30, 1997, the Fund had approximately $4,438,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2005.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date.


NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 1997 were $45,155,122 and $52,555,076, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to the investment adviser, Davis Selected Advisers, L.P., at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average net assets, and 0.80% of average net assets in excess of $500 million.

       Effective June 1, 1997, Davis Distributors, LLC (the "Distributor"), and subsidary of the Adviser, became the Underwriter and Distributor of the Fund. Until June 1, 1997, the Adviser also acted as Underwriter and Distributor. The Distributor is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 1997 amounted to $12,000. The Distributor is also paid for certain transfer agent services. The fee for the year ended September 30, 1997 amounted to $3,336.

       The Adviser is paid for certain accounting services. The fee amounted to $7,337 for the year ended September 30, 1997. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly DSA-NY.

       Atlantic Advisers Limited (the "Sub-Adviser") acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1997

-------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended September 30, 1997, Davis Distributors, LLC (or its predecessor, Davis Selected Advisers, L.P.), the Fund's Underwriter (the "Underwriter") received $67,467 from commissions earned on sales of Class A shares of the Fund, of which $10,347 was retained by the underwriter and the remaining $57,120 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the six months ended September 30, 1997 was $57,960.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund compensates the Distributor with a 4% commission on the proceeds from the sale of the Fund's Class B shares (subject to the limits described below) and the Distributor pays 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be paid to the Distributor in connection with the distribution of its shares. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended September 30, 1997, Class B shares of the Fund made distribution plan payments which included commissions of $60,889 and maintenance fees of $19,014.

       Commissions earned by the Distributor during the year ended September 30, 1997 on the sale of Class B shares of the Fund amounted to $55,002, of which $53,829 was reallowed to qualified selling dealers.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1997

-------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES  - (CONTINUED)

CLASS B SHARES - (CONTINUED)

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $277,438, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

           A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 1997 the Distributor received contingent deferred sales charges from Class B shares of the Fund of $12,474.

CLASS C SHARES

           Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

           During the year ended September 30, 1997, Class C shares of the Fund made distribution payments of $59.

NOTE 5 - CAPITAL STOCK

       At September 30, 1997, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                                     YEAR ENDED
                                                                                        SEPTEMBER 30, 1997
                                                                                       --------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           589,427  $    6,637,805
Shares issued in reinvestment of distributions.............................           296,888       3,129,204
                                                                                -------------  --------------
                                                                                      886,315       9,767,009
Shares reacquired..........................................................          (820,492)     (9,160,277)
                                                                                -------------  --------------
     Net increase..........................................................            65,823  $      606,732
                                                                                =============  ==============

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1997

--------------------------------------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK  - (CONTINUED)
                                                                                            YEAR ENDED
CLASS A   - (CONTINUED)                                                                 SEPTEMBER 30, 1996
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................         2,552,141  $   30,265,971
Shares issued in reinvestment of distributions.............................           121,746       1,357,471
                                                                                -------------  --------------
                                                                                    2,673,887      31,623,442
Shares reacquired..........................................................          (379,953)     (4,608,330)
                                                                                -------------  --------------
     Net increase..........................................................         2,293,934  $   27,015,112
                                                                                =============  ==============

CLASS B
                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1997
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           186,153  $    2,044,442
Shares issued in reinvestment of distributions.............................            62,835         652,856
                                                                                -------------  --------------
                                                                                      248,988       2,697,298
Shares reacquired..........................................................          (201,315)     (2,213,546)
                                                                                -------------  --------------
     Net increase..........................................................            47,673  $      483,752
                                                                                =============  ==============


                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1996
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           540,809  $    6,608,287
Shares issued in reinvestment of distributions.............................            10,289         114,212
                                                                                -------------  --------------
                                                                                      551,098       6,722,499
Shares reacquired..........................................................           (30,461)       (371,448)
     Net increase..........................................................           520,637  $    6,351,051
                                                                                =============  ==============

CLASS C
                                                                                          AUGUST 19, 1997
                                                                                           (COMMENCEMENT
                                                                                          OF OPERATIONS)
                                                                                              THROUGH
                                                                                        SEPTEMBER 30, 1997
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................             5,366  $       61,389
Shares issued in reinvestment of distributions.............................             -               -
                                                                                -------------  --------------
                                                                                        5,366          61,389
Shares reacquired..........................................................             -               -
                                                                                -------------  --------------
     Net increase..........................................................             5,366  $       61,389
                                                                                =============  ==============

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1997

-------------------------------------------------------------------------------
NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

          An annual meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Fund, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of G. Bernard Hamilton as director of the Fund. With respect to consideration of the Sub-Advisory Agreement, 3,391,448 votes were cast in favor, 24,638 votes were cast against and 13,627 votes abstained. With respect to the election of Mr. Hamilton, 3,406,610 votes were cast in favor and 23,107 votes were withheld. The terms of office of Jeremy H. Biggs, Shelby M.C. Davis, Keith R. Kroeger, The Very Reverend James R. Leo, Richard M. Murray and Theodore B. Smith Jr. also continued after the meeting.


NOTE 7 - CUSTODY FEES

           Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $3,162 during the year ended September 30, 1997.

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A
                                                                                                  EIGHT
                                                      YEAR ENDED SEPTEMBER 30,                 MONTHS ENDED
                                                   -----------------------------               SEPTEMBER 30,
                                                   1997                     1996                   1995
                                                   ----                     ----                   ----
Net Asset Value,
    Beginning of Period..................      $ 12.12                  $   11.85                $   10.00
                                               -------                  ---------                ---------
Income From Investment Operations
    Net Investment  Income ..............        -                            .03                      .05
    Net Gains on  Securities
      (both realized and unrealized).....          .25                        .85                     1.80
                                               -------                  ---------                ---------
      Total From Investment Operations...          .25                        .88                     1.85
                                               -------                  ---------                ---------
Less Distributions
    Dividends (from net
      investment  income)................        -                           (.03)                    -
    Distributions From
      Realized Capital  Gains............         (.99)                      (.58)                    -
                                               -------                  ---------                ---------
      Total Distributions................         (.99)                      (.61)                    -
                                               -------                  ---------                ---------
Net Asset Value, End  of Period..........      $ 11.38                  $   12.12                $   11.85
                                               =======                  =========                =========

Total Return (1).........................         2.71%                      7.87%                   18.50%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............      $39,740                  $  41,545                $  13,427
    Ratio of Expenses
      to  Average Net  Assets............         1.67%(2),(3)               1.70%(2),(3)             1.72%(2),(3)*
    Ratio of Net Income
      to Average Net  Assets.............         0.03%                       .23%                     .95%*
     Portfolio Turnover Rate.............           97%                        78%                      85%
     Average commission rate per share...      $ .0066                  $   .0050                        -

(1) Sales charges are not reflected in calculation.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended September 30, 1997, the year ended September 30, 1996 and the eight months ended September 30, 1995 would have been 1.93%, 2.24% and 2.88%, respectively.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.69% and 1.66% for September 30, 1996 and September 30, 1997, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

*   Annualized.

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B
                                                                                                   EIGHT
                                                      YEAR ENDED SEPTEMBER 30,                  MONTHS ENDED
                                                  ------------------------------                SEPTEMBER 30,
                                                  1997                      1996                    1995
                                                  ----                      ----                    ----
Net Asset Value,
    Beginning of Period..................      $  12.00                  $  11.79                $   10.00
                                               --------                  --------                ---------
Income From Investment Operations
    Net Investment Income (Loss).........          (.10)                     (.03)                    (.01)
    Net Gains on  Securities
      (both realized and unrealized).....           .24                       .82                     1.80
                                               --------                  --------                ---------
      Total From Investment Operations...           .14                       .79                     1.79
                                               --------                  --------                ---------
Less Distributions
    Dividends (from net
      investment  income)................          -                         -                        -
    Distributions From
      Realized Capital  Gains............          (.99)                     (.58)                    -
                                               --------                  --------                ---------
      Total  Distributions...............          (.99)                     (.58)                    -
                                               --------                  --------                ---------
Net Asset Value, End  of Period..........      $  11.15                  $  12.00                $   11.79
                                               ========                  ========                =========

Total Return (1).........................          1.77%                     7.10%                   17.90%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............      $  8,230                  $  8,283                $   2,002
    Ratio of Expenses
      to  Average Net  Assets............          2.51%(2),(3)              2.47%(2),(3)             2.46%(2),(3)*
    Ratio of Net Income
      to Average Net  Assets.............         (0.80)%                    (.54)%                   (.09)%*
    Portfolio Turnover Rate..............            97%                       78%                      85%
    Average commission rate per share....      $  .0066                  $  .0050                        -

(1) Sales charges are not reflected in calculation.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended September 30, 1997, the year ended September 30, 1996 and the eight months ended September 30, 1995 would have been 2.98%, 3.01% and 3.62%, respectively.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.46% and 2.50% for September 30, 1996 and September 30, 1997, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

* Annualized.

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C

                                                                                         AUGUST 19,1997
                                                                                          (COMMENCEMENT
                                                                                          OF OPERATIONS)
                                                                                            THROUGH
                                                                                          SEPTEMBER 30,
                                                                                               1997
                                                                                               ----
Net Asset Value,
    Beginning of Period.............................................................        $  11.50
                                                                                            --------
Income From Investment Operations
    Net Investment Income (Loss)....................................................            (.02)
    Net Gains (Losses) on  Securities
      (both realized and unrealized)................................................            (.11)
                                                                                            --------
      Total From Investment Operations..............................................            (.13)
                                                                                            --------
Less Distributions
    Dividends (from net
      investment  income)...........................................................             -
    Distributions From
      Realized Capital  Gains.......................................................             -
                                                                                            --------
      Total  Distributions..........................................................             -
                                                                                            --------
Net Asset Value, End  of Period.....................................................        $  11.37
                                                                                            ========

Total Return (1)....................................................................           (1.13)%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..........................................................        $     61
    Ratio of Expenses
      to  Average Net  Assets.......................................................            2.62%*
    Ratio of Net Income
      to Average Net  Assets........................................................           (2.27)%*
     Portfolio Turnover Rate........................................................              97%
     Average commission rate per share..............................................        $  .0066

(1) Sales charges are not reflected in calculation.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended September 30, 1997, would have been 3.14%.

*   Annualized.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


===============================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS INTERNATIONAL SERIES, INC.


       We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund, a series of Davis International Series, Inc., including the schedule of investments, as of September 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the eight months ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund as of September 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the eight months ended September 30, 1995, in conformity with generally accepted accounting principles.




                                                          TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
November 11, 1997

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
124 East Marcy Street Santa Fe, New Mexico  87501



                DIRECTORS                    OFFICERS
                Jeremy H. Biggs              Jeremy H. Biggs
                Andrew A. Davis                Chairman
                Christopher C. Davis         Shelby M.C. Davis
                G. Bernard Hamilton            President
                Keith R. Kroeger             Kenneth C. Eich
                The Very Reverend              Vice President
                  James R. Leo               Eileen R. Street
                Richard M. Murray              Vice President, Treasurer
                Theodore B. Smith Jr.          & Assistant Secretary
                                             Carolyn H. Spolidoro
                                               Vice President
                                             Andrew A. Davis
                                               Vice President



INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania  19103

-------------------------------------------------------------------------------
FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
-------------------------------------------------------------------------------

                                             DAVIS INTERNATIONAL
                                             TOTAL RETURN FUND


                                                  ANNUAL REPORT
                                             SEPTEMBER 30, 1997













                                             DAVIS
                                             FUNDS